May 12, 2010
Jefferies
Global Internet, Media, & Telecom Conference
Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section 27A of the
Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,”
“estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the
Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
■Increasing competition in the communications industry; and
■A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the
Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Copies of this
Form 10-K, as well as subsequent filings, are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effectors of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its business and for budget planning purposes.

Agenda
Introduction and Shentel Overview - Earle MacKenzie - EVP/COO
Overview of Wireless
Overview of Cable
Overview of Wireline
Financials - Adele Skolits - CFO

Shenandoah Telecommunications Company
■ Reporting Segments: Wireless, Wireline and Cable
■ Shentel Management Company: Allocation subsidiary for all
 employees and shared expenses
Allocation Subsidiary
Wireline Entities
Wireless Entities
Shenandoah
Telecommunications
Company
Shentel Cable
Company
Shentel Service
Company
Shenandoah Mobile
Company
Shenandoah Cable
Television Company
Shentel Management
Company
Shentel
Communications
Company
Shenandoah
Telephone Company
Shenandoah
Personal
Communications
Company
Shenandoah
Network Company
Shenandoah Long
Distance Company
Cable Entities

Growth Strategy - Capitalize on Core Competencies
■ Cable
 ▶ Focus on smaller less competitive markets
 ▶ Build clusters to gain operating efficiencies
 ▶ Upgrade networks to offer “Triple Play”
■ Wireless
 ▶ Increase penetration in existing PCS footprint
 ▶ Look for new wireless opportunities in surrounding
 geographic areas
■ Wireline
 ▶ Attractive markets at reasonable prices

Segment Overview

Twelve Months Ending March 31, 2010
Total External Revenues = $162.0 million
Operating Income Before Depreciation
& Amortization (OIBDA) by Segment
Revenue by Segment

Agenda
Introduction and Shentel Overview
Overview of Wireless
Overview of Cable
Overview of Wireline
Financials

PCS Overview
■ Only remaining public Sprint
 Nextel affiliate
■ 2.4 million licensed POPs
■ 2.1 million covered POPs
■ 225k total subscribers
 ▶ 11% penetration of covered
 POPs
■ 481 CDMA base stations
■ 340 EVDO enabled cell sites
 ▶ 96% EVDO covered POPs
■ $41,000 Estimated Average
 household income

Profile of the Sprint Nextel Relationship
• Current contract through 2019 with two 10 year extensions

• Upon expiration of contract - Shentel compensated based on enterprise value
• Settlement simplification in place through contract unless amended by both parties
 ➢8% of Revenue - Spectrum, Brand, National Platform
 - Fixed for life of contract
 ➢8.8% of revenue - all other settlement items (billing,
  customer care, long distance, travel)
 -Can change annually with maximum of 12%
• Launched 4G in York & Harrisburg, PA, May 2010
 ➢Wholesale Clearwire Service
• Plan to be able to offer all CDMA prepaid offerings by end of
 Q2 2010

Key Operational Metrics - PCS

Periods Ending
Retail Subscribers (000s)
Number of Cell Sites
Churn (%)
EVDO Sites
Non-EVDO Sites

Attractive Service Revenue Growth - PCS

12 Months Ending
Gross Billed PCS Revenue ($ millions)1
1 Before credits and fees
11 % CAGR

PCS Revenues

12 Months Ending
Billed Revenue ($ millions)
Up 5%
Bad Debt
Management Fee
Service Credits
Service Fee
Net Revenue

PCS Revenue per Subscriber

Period Ending
Gross Billed Revenue per Subscriber1

Wireless Segment

12 Months Ending
Reported Revenue ($ millions)
OIBDA ($ millions)
15% CAGR

Capital Expenditures - Wireless

12 Months Ending
Capital Expenditures by Category ($ millions)
# Cell Sites 346 411 476 503
% Covered POPs 79% 85% 87% 88%
# EVDO Sites 52 211 334 365
% POPs Covered 27% 86% 94% 95%
Other
Capacity
Coverage
EVDO
Towers

Agenda
Introduction and Shentel Overview
Overview of Wireless
Overview of Cable
Overview of Wireline
Financials

Cable TV Overview
■ Complimentary (with LEC business)
 ▶ 16k Homes Passed
 ▶ 8k Video Subscribers
■ Offensive positioning (Outside ILEC)
 ▶ 40k Homes Passed
 ▶ 15k Video and 3k Internet Subscribers
 ▶ Voice service initiated 3/31/10
■ All upgraded by 9/30/10

Digital
Internet
Basic

Cable TV

12 Months Ending
Revenue ($ millions)
OIBDA ($ millions)
Includes Rapid Communications acquisition December 1, 2008

Deal Highlights - JetBroadband Acquisition
■ Structured as an asset
 purchase
■ Purchase Price = $148
■ 115 thousand homes
 passed and serves 67
 thousand RGUs
 ▶ 43 thousand video
 customers
 ▶ 22 thousand data
 customers
 ▶ 2 thousand voice
 customers
■ Network
 ▶ 3,200 miles
 ▶ 900 miles of fiber
 ▶ 84% two way
■ Competition
 ▶ No fiber to the home
 ▶ CenturyLink, Verizon
 and Frontier
 ▶ Satellite providers

JBB Acquisition - Rationale
■ Diversification
■ Scale
■ Below Market Penetration
■ Geographic Fit
■ Synergies
■ Leveraging Core Competencies
■ Coaxial Network

Percent of Homes Passed with Services

JBB Network

Key Operational Metrics - With Acquisition

Pro Forma for Periods Ending March 31, 2010
Cable Homes Passed (in 000’s)
RGUs (in 000’s)
Revenues (in millions)
OIBDA (in millions)

Capital Expenditures by Segment ($ millions)

JBB Execution
■ Success with Rapid Acquisition
■ Network Interconnection
■ Proven Technologies
■ Similar Demographics
■ Proximity
■ Low Regulatory Risk
■ Strategic Owner Appeal

Agenda
Introduction and Shentel Overview
Overview of PCS
Overview of Cable
Overview of Wireline
Financials

Wireline Customers

March 31, 2010
■ 24.2k LEC access lines
■ Acquisition of North River
 Telephone closed November
 2nd
 ▶ 0.9k access lines
■ 11.5k DSL subscribers
 ▶ 46% Penetration of Access
 Lines
■ 3.0k dial-up Internet
 subscribers
■ 10.9k long distance
 subscribers
■ One FTTH community in
 service outside of LEC area
■ Fiber Network
 ▶ Route miles: 1,570

Agenda
Introduction and Shentel Overview
Overview of PCS
Overview of Cable
Overview of Wireline
Financials - Adele Skolits - CFO

Net Income from Continuing Operations
($ millions)
Revenue ($ millions)
1 Shentel Converged Services has been reclassed as discontinued operations. All results have been restated.
Wireless
Wireline
Cable

Operating Income ($ millions)
Operating Income Before Depreciation
 & Amortization ($ millions)
Key Financial Results - Continuing Operations1

12 Months Ending
1 Shentel Converged Services has been reclassed as discontinued operations. All results have been restated.

Key Financial Results - Consolidated

12 Months Ending
Earnings Per Share
- Continuing Operations1
Earnings Per Share
- Net Income
1 Shentel Converged Services has been reclassed as discontinued operations. All results have been restated.
2 Includes $10.7 million write down of Converged Service Business Unit ($0.45 per share) in Q1 2009

Jet BB Deal - Financial Highlights
■ Operating Income before
 Interest and Depreciation
 ▶ $16.2 before Corporate
 office costs
 ▶ $14.6 after Corporate
 office costs
■ Financing
 ▶ Syndicated debt deal
 ▶ $198m Term Loan
 ▶ $50m Undrawn
 Revolver
 ▶ Oversubscribed at
 more than 150% of
 needs

Level of Debt - Acquisition Impact

Pro Forma for Periods Ending March 31, 2010
Debt (in millions)
Debt to EBITDA Ratio

Q&A

Appendix

Non-GAAP Financial Measure - Billed Revenue per Subscriber

Period Ending

Dollars in thousands

	Wireless	Wireline	Cable	Other	Consolidated
Operating Income	$40,459	$12,711	($7,172)	($3,683)	$42,315
Depreciation and amortization	20,660	8,090	4,045	308	33,103

OIBDA	$61,119	$20,801	($3,127)	($3,375)	$75,418

Non-GAAP Financial Measure - OIBDA

12 Months Ended 3/31/2010

Dollars in thousands

	Wireless	Wireline	Cable	Other	Consolidated
Operating Income	$40,082	$13,926	($1,684)	($4,589)	$47,735
Depreciation and amortization	18,039	8,071	1,738	315	28,163

OIBDA	$58,121	$21,997	$54	($4,274)	$75,898

Non-GAAP Financial Measure - OIBDA

12 Months Ended 3/31/2009

Dollars in thousands

	Wireless	Wireline	Cable	Other	Consolidated
Operating Income	$29,739	$14,199	($1,336)	($5,082)	$37,520
Depreciation and amortization	16,629	6,468	1,035	263	24,395

OIBDA	$46,368	$20,667	($301)	($4,819)	$61,915

Non-GAAP Financial Measure - OIBDA

12 Months Ended 3/31/2008

May 12, 2010
Jefferies
Global Internet, Media, & Telecom Conference